UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported):	March 4, 2015

                         CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

      500 Jackson Street, Box 3005, Columbus, IN 47202-3005
(Address of principal executive offices, including ZIP code)

                              (812) 377-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 C.F.R. §240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 C.F.R. §240.13e-4(c))

Item 8.01.              Other Events

On March 4, 2015, Cummins Inc. (the “Company”) issued a press release announcing its Board of Directors’ designation of two new independent director nominees to stand for election at the Company’s 2015 Annual Meeting of Shareholders (the “2015 Annual Meeting”).  If elected, the director nominees will become the ninth and tenth members of the Company’s Board of Directors.

A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.

Additional Information and Where to Find It

The Company intends to file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement in connection with the election of certain nominees as directors and certain other matters to be considered by the shareholders of the Company at the 2015 Annual Meeting. When completed, the definitive proxy statement will be sent or made available to the shareholders of Cummins Inc. of record on March 10, 2015 and will contain important information about the proposed nominees for election as directors and the other matters to be considered at the 2015 Annual Meeting. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED NOMINEES FOR ELECTION AS DIRECTORS AND CERTAIN OTHER MATTERS TO BE CONSIDERED AT THE 2015 ANNUAL MEETING. This Current Report on Form 8-K does not constitute a solicitation of any vote or approval.

Investors will be able to obtain the definitive proxy statement and any other relevant documents free of charge at the SEC web site (www.sec.gov). In addition, documents filed with the SEC by Cummins Inc. will be available free of charge from Cummins Inc., by contacting Cummins Inc.’s Corporate Secretary at Cummins Inc., Mail Code 60903, 500 Jackson Street, Columbus, Indiana 47201.

Participants in the Solicitation

The directors, nominees for election as director, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from shareholders of the Company in connection with the matters to be considered at the 2015 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with such matters will be set forth in the definitive proxy statement to be filed with the SEC. In addition, information about the Company’s executive officers and directors may be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and in its definitive proxy statement filed with the SEC on March 28, 2014.

Item 9.01.              Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits.

(99)	Press release dated March 4, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMMINS INC.

Dated:  March 4, 2015                                                                By:    /s/ Marsha L. Hunt
Marsha L. Hunt
Vice President - Corporate Controller

4828-

CUMMINS INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(99)	Press release dated March 4, 2015.